EXHIBIT 99.1

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COMPANY CONTACT:                               INVESTOR CONTACTS:
Synovics Pharmaceuticals, Inc.                 Lippert/Heilshorn & Associates
Ronald Howard Lane, Ph.D.                      Don Markley or Brandi Floberg
Chairman and CEO                               dmarkley@lhai.com
(602) 508-0112                                 (310) 691-7100
www.synovics.com

 SYNOVICS PHARMACEUTICALS INITIATES U.S. DEVELOPMENT OF ITS FOURTH GENERIC ORAL
                            CONTROLLED-RELEASE DRUG

PHOENIX  (NOVEMBER 1, 2006) - SYNOVICS  PHARMACEUTICALS,  INC. (OTCBB:  SYVC), a
specialty pharmaceutical company with proprietary technologies for the development of oral controlled-release (OCR) generic and branded oral drugs, today announced that it has initiated the process for U.S. chemical, manufacturing and control (CMC) development of its fourth OCR generic drug candidate, SNG1004. Synovics is developing three doses of SNG1004 (a, b and c), which represent a generic formulation of a branded drug with annualized U.S. sales of approximately $1.5 billion. There currently is no approved generic for the OCR version of this drug.

Concurrently, Synovics intends to conduct pivotal studies in accordance with U.S. Food and Drug Administration (FDA) guidelines to confirm bioequivalency to the formulation and biostudies data previously conducted in India. Successful completion of development efforts are anticipated to result in the Company's filing of an Abbreviated New Drug Application (ANDA) with the FDA.

"Commencement of U.S. biostudies represents an important milestone as we advance our development program for difficult-to-formulate OCR generic drugs," said Ronald Howard Lane, Ph.D., Synovics Chairman and Chief Executive Officer. "We continue to execute on our business strategy of utilizing the low-cost, scalable manufacturing of our Kirk Pharmaceuticals subsidiary. In addition to CMC development of SNG1004, Kirk has already proved instrumental in steadily moving our first three OCR generic drug programs, which we initiated earlier this year, through the U.S. development process."

ABOUT SYNOVICS

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of OCR generic drugs and improved formulations of previously approved drugs. The Company has licensed exclusive, worldwide rights to employ certain proprietary OCR drug formulation technologies. Synovics is undertaking the initiation of U.S. development and commercialization of its pipeline of difficult-to-formulate generic and branded drugs. Synovics intends to file ANDAs with the FDA for its OCR generic drugs. In July 2006 the Company received FDA approval for its first OCR drug, a generic version of metformin Extended Release (XR) Tablets 500mg. Metformin is a member of the biguanide drug class, which represents the current standard of care for type 2 diabetes management. The Company has initiated U.S. development of four generic drug candidates, SNG1001a, SNG1002a, SNG1003a, b and c, and SNG1004a, b and c. The Company believes it has numerous "first to file" or "only to file" opportunities on its ANDAs, which could result in awards of periods of marketing exclusivity. Additionally, the Company


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intends to  develop  its  portfolio  of OCR  branded  drugs and file a series of
505(b)(2) New Drug Applications with the FDA. 505(b)(2) filings are made for pharmaceutical products that are based on the development of new or improved uses for existing drugs. Total U.S. sales for the branded drugs targeted with the Company's generic pipeline are approximately $8 billion.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS" "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY," OUTCOME OF ANY POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING ITS PRODUCTS; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; THE COMPANY'S ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS IT EXPECTS; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR ITS PRODUCTS; THE COMPANY'S POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF THE COMPANY'S FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES IT EXPECTS; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT IT MAY PURCHASE; THE REGULATORY ENVIRONMENT; THE COMPANY'S EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; THE COMPANY'S TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS IT MAY ACQUIRE AND IMPLEMENTING ITS NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON
SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.